SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – February 13, 2004

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

On February 13, 2004, the Corporation issued a press release concerning an investigation that had been commenced by the Securities and Exchange Commission relating to payments by The Titan Corporation to international consultants. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in this Item 5 by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.	Description
99.1	Press release of Lockheed Martin Corporation dated February 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

By	/s/ Rajeev Bhalla
Rajeev Bhalla
Vice President and Controller

February 13, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release of Lockheed Martin Corporation dated February 13, 2004.